Exhibit 10.36

WAIVER AND

AMENDMENT NO. 2

TO

FIRST AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This WAIVER AND AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Amendment”), dated as of November 9, 2005, is made by and among Modtech Holdings, Inc., a Delaware corporation, (the “Company”), and the parties listed on the signature page hereto (each, a “Purchaser”) with reference to the following:

WHEREAS:

A. The Company entered into the First Amended and Restated Registration Rights Agreement, dated as of August 5, 2005 with each Purchaser and additional parties collectively defined therein as “Buyers”, as amended by Amendment No. 1 thereto dated as of September 12, 2005 (the “Agreement”)

B. The Agreement requires the Company to obtain effectiveness of the “Registration Statement” by the “Effectiveness Deadline” as such terms are defined in Sections 1(k) and 1(e), respectively, of the Agreement; and

C. The Company and each Purchaser wish to amend the definition of the Effectiveness Deadline as set forth in the Agreement and the Purchaser is willing to waive any failure of the Company to file the Registration Statement by the Effectiveness Deadline as defined in the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and each Purchaser hereby agree as follows:

1. Definitions. All capitalized terms used herein that are not defined in this Amendment shall have the meanings given such terms in the Agreement.

2. Amendment. Section 1(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

““Effectiveness Deadline” means November 23, 2005.”

3. Waiver. The Purchaser hereby waives (a) the Company’s failure prior to the date hereof to obtain effectiveness of the Registration Statement by the Effectiveness Deadline (as defined in the Agreement prior to this Amendment) as required by the Agreement and (b) the right to receive any Registration Delay Payments that are due and payable as of the date hereby pursuant to the terms of the Registration Rights Agreement and any Event of Default that would arise under the Amended Note solely as a result of the failure to make any such Registration Delay Payment.

4. Remaining Terms. Except as specifically amended or waived by this Amendment, all of the terms and conditions of the Agreement shall remain unmodified and in full force and effect.

5. Effectiveness. This Amendment shall become effective when executed by the Company and those Buyers that constitute the Required Holders as defined in Section 1(l) of the Agreement and shall be binding on and inure to the benefit of the Company and all Buyers, notwithstanding the fact that some Buyers may not have executed this Amendment.

6. Expenses. The Company shall, upon execution of this Amendment, reimburse each Purchaser for all of its legal fees and expenses incurred in connection with the execution of this Amendment and any and all documents executed in connection therewith.

7. Miscellaneous.

a. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterpart signature pages have been signed by each party and delivered to the other parties; provided that the parties need not sign the same counterpart signature page and a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

b. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

c. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, subject to the provisions of Section 5 above, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

e. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment.

f. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

MODTECH HOLDINGS, INC.

By:	/s/ DENNIS SHOGREN
Name: Dennis Shogren
Title: Chief Financial Officer

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

PURCHASERS:

Peninsula Catalyst Fund, L.P.
By: Peninsula Catalyst Management LLC
Its: General Partner

By:	/s/ MIKE OGBORNE
Name: Mike Ogborne
Title: Managing Member

Peninsula Catalyst QP Fund, L.P.
By: Peninsula Catalyst Management LLC
Its: General Partner

By:	/s/ Mike Ogborne
Name: Mike Ogborne
Title: Managing Partner

Peninsula Fund, L.P.
By: PCM Capital LLC
Its: General Partner

By:	/s/ SCOTT A. BEDFORD
Name: Scott A. Bedford
Title: Managing Member